TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                 2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                        $      377
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Private Investment Class                                   $       24
           Personal Investment Class                                  $        8
           Cash Management Class                                      $      371
           Reserve Class                                              $        6
           Resource Class                                             $       17
           Corporate Class                                            $       71

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                        $   0.0000
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private Investment Class                                   $   0.0000
           Personal Investment Class                                  $   0.0000
           Cash Management Class                                      $   0.0000
           Reserve Class                                              $   0.0000
           Resource Class                                             $   0.0000
           Corporate Class                                            $   0.0000

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                         7,277,131
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                      495,007
           Personal Investment Class                                     136,409
           Cash Management Class                                       7,269,094
           Reserve Class                                                  48,756
           Resource Class                                                336,348
           Corporate Class                                             1,489,357

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                        $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                                   $     1.00
           Personal Investment Class                                  $     1.00
           Cash Management Class                                      $     1.00
           Reserve Class                                              $     1.00
           Resource Class                                             $     1.00
           Corporate Class                                            $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                 7

 72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
            Institutional Class                                        $      7
        2   Dividends for a second class of open-end company shares (000's
            Omitted)
            Private Investment Class                                   $      1
            Personal Investment Class                                  $     --
            Cash Management Class                                      $      2
            Reserve Class                                              $     --
            Resource Class                                             $     --
            Corporate Class                                            $      2

 73A.       Payments per share outstanding during the entire current
            period: (form nnn.nnnn)
        1   Dividends from net investment income
            Institutional Class                                        $ 0.0000
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Private Investment Class                                   $ 0.0000
            Personal Investment Class                                  $ 0.0000
            Cash Management Class                                      $ 0.0000
            Reserve Class                                              $ 0.0000
            Resource Class                                             $ 0.0000
            Corporate Class                                            $ 0.0000

 74U.   1   Number of shares outstanding (000's Omitted)
            Institutional Class                                         134,242
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Private Investment Class                                      7,110
            Personal Investment Class                                     3,462
            Cash Management Class                                        33,530
            Reserve Class                                                 1,047
            Resource Class                                                3,807
            Corporate Class                                              26,610

 74V.   1   Net asset value per share (to nearest cent)
            Institutional Class                                        $   1.00
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Private Investment Class                                   $   1.00
            Personal Investment Class                                  $   1.00
            Cash Management Class                                      $   1.00
            Reserve Class                                              $   1.00
            Resource Class                                             $   1.00
            Corporate Class                                            $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                 8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                        $      174
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Private Investment Class                                   $       19
           Personal Investment Class                                  $        2
           Cash Management Class                                      $       41
           Reserve Class                                              $       16
           Resource Class                                             $        6
           Corporate Class                                            $       16

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                        $   0.0000
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                   $   0.0000
           Personal Investment Class                                  $   0.0000
           Cash Management Class                                      $   0.0000
           Reserve Class                                              $   0.0000
           Resource Class                                             $   0.0000
           Corporate Class                                            $   0.0000

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                         3,890,332
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                      601,898
           Personal Investment Class                                      42,244
           Cash Management Class                                         496,897
           Reserve Class                                                 297,955
           Resource Class                                                 95,900
           Corporate Class                                               198,302

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                        $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                                   $     1.00
           Personal Investment Class                                  $     1.00
           Cash Management Class                                      $     1.00
           Reserve Class                                              $     1.00
           Resource Class                                             $     1.00
           Corporate Class                                            $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                        $     5,773
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Private Investment Class                                   $        16
           Personal Investment Class                                  $         7
           Cash Management Class                                      $        31
           Reserve Class                                              $         7
           Resource Class                                             $         7
           Corporate Class                                            $       112

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                        $    0.0003
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                   $    0.0000
           Personal Investment Class                                  $    0.0000
           Cash Management Class                                      $    0.0000
           Reserve Class                                              $    0.0000
           Resource Class                                             $    0.0000
           Corporate Class                                            $    0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                         19,884,551
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                       335,022
           Personal Investment Class                                      125,588
           Cash Management Class                                          422,587
           Reserve Class                                                  148,119
           Resource Class                                                 108,456
           Corporate Class                                                713,187

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                        $      1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                                   $      1.00
           Personal Investment Class                                  $      1.00
           Cash Management Class                                      $      1.00
           Reserve Class                                              $      1.00
           Resource Class                                             $      1.00
           Corporate Class                                            $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                17

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Institutional Class                                        $      313
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Private Investment Class                                   $       22
           Personal Investment Class                                  $       17
           Cash Management Class                                      $       68
           Reserve Class                                              $        2
           Resource Class                                             $        5
           Corporate Class                                            $       13

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                        $   0.0001
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private Investment Class                                   $   0.0001
           Personal Investment Class                                  $   0.0001
           Cash Management Class                                      $   0.0001
           Reserve Class                                              $   0.0001
           Resource Class                                             $   0.0001
           Corporate Class                                            $   0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                         2,011,962
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                      153,271
           Personal Investment Class                                     100,227
           Cash Management Class                                         432,103
           Reserve Class                                                  11,690
           Resource Class                                                 17,206
           Corporate Class                                               159,736

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                        $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                                   $     1.00
           Personal Investment Class                                  $     1.00
           Cash Management Class                                      $     1.00
           Reserve Class                                              $     1.00
           Resource Class                                             $     1.00
           Corporate Class                                            $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2015
FILE NUMBER:        811-02729
SERIES NO.:                18

 72DD.  1   Total income dividends for which record date passed
            during the period. (000's Omitted)
            Institutional Class                                        $     25
        2   Dividends for a second class of open-end company shares
            (000's Omitted)
            Private Investment Class                                   $      2
            Personal Investment Class                                  $     --
            Cash Management Class                                      $      3
            Reserve Class                                              $      1
            Resource Class                                             $     --
            Corporate Class                                            $      2

 73A.       Payments per share outstanding during the entire current
            period: (form nnn.nnnn)
        1   Dividends from net investment income
            Institutional Class                                        $ 0.0000
        2   Dividends for a second class of open-end company shares
            (form nnn.nnnn)
            Private Investment Class                                   $ 0.0000
            Personal Investment Class                                  $ 0.0000
            Cash Management Class                                      $ 0.0000
            Reserve Class                                              $ 0.0000
            Resource Class                                             $ 0.0000
            Corporate Class                                            $ 0.0000

 74U.   1   Number of shares outstanding (000's Omitted)
            Institutional Class                                         528,599
        2   Number of shares outstanding of a second class of
            open-end company shares (000's Omitted)
            Private Investment Class                                     28,891
            Personal Investment Class                                     3,259
            Cash Management Class                                        59,998
            Reserve Class                                                28,996
            Resource Class                                                6,445
            Corporate Class                                              31,523

 74V.   1   Net asset value per share (to nearest cent)
            Institutional Class                                        $   1.00
        2   Net asset value per share of a second class of open-end
            company shares (to nearest cent)
            Private Investment Class                                   $   1.00
            Personal Investment Class                                  $   1.00
            Cash Management Class                                      $   1.00
            Reserve Class                                              $   1.00
            Resource Class                                             $   1.00
            Corporate Class                                            $   1.00